Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,370,724,552.81
Previously Paid Amount	0.00
Total Fee Amount	189,297.06
Total Offset Amount	0.00
Net Fee	$ 189,297.06
Final Prospectus	false